Exhibit 99.3

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Weida Communications Business Update, Inc.

[GRAPHIC]

June 2005

[LOGO]

[GRAPHIC]

Forward Looking Statement

About Weida Communications, Inc.

Weida Communications is a U.S. company that provides data communication services via satellite to businesses and government agencies throughout China. The company participates in the fast-growing China telecom market through its majority profit sharing interest in and control of the only wholly privately-owned company in China holding a license for bi-directional VSAT (Very Small Aperture Terminal) satellite communications services. VSAT is an attractive telecommunications solution in China with its exploding demand for telecommunications, dense urban areas, and extensive mountainous terrain. For more information, visit the Weida Communications, Inc.

Web site at http://www.weida.com/.

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations of the management of Weida Communications, Inc. (the Company) only, and are subject to a number of risk factors and uncertainties, including but not limited to the Company’s immediate need for equity financing in order to continue operations and to consummate the acquisition of a legal ownership interest in Guangzhou Weida, limited operating history, Weida Communications’ historical and likely future losses, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, the Company’s reliance on the provision of VSAT-based communications services for the majority of its revenues, changes in technology and market requirements, decline in demand for the Company’s products, inability to timely develop and introduce new technologies, products and applications, difficulties or delays in absorbing and integrating acquired operations, products, technologies and personnel, loss of market share, and pressure on pricing resulting from competition, which could cause the actual results or performance of the Company to differ materially from those described therein. We undertake no obligation to update these forward-looking statements. For a more detailed description of the risk factors and uncertainties affecting the Company, refer to the Company’s reports filed from time to time with the Securities and Exchange Commission, including the information about risk factors provided in Item 1, “Business,” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, filed with the SEC on October 12, 2004.

[LOGO]

US Operations Update

•                  Significant Cost reduction in US Operations

•                  Headcount

•                  Service providers

•                  Overall cost of operations

•                  Moved Offices from Ft Lauderdale to Newtown, Pa

•                  40 University Drive, Newtown Pa. 18940

•                  Phone 267-757-8774

•                  Fax 267-757-8701

•                  No Charges Have Been Filed Against Weida

•                  Victim of unfortunate circumstances

•                  Weida will continue to support investigations as required

China Operations Update

•                  2nd Quarter CY performance is strong

•                  Focused sales efforts are beginning to pay off

•                  New contracts signed this quarter (current exchange rates)

•                  Power - $225k

•                  Emergency - $150k

•                  China Telecom - $6.5k

•                  Projected Revenue (quarter end 6/05)

•                  Approaching $200k

•                  3rd and 4th quarter sales pipeline success tied to Satellite Hub Upgrade

•                  Moving from ASIASAT 3 to ASIASAT4

Growth Targets (CY 2005-2007)

[CHART]

Burn Rate and Capital Expenditure

CY 2005

Projected Burn Rate (Remaining)	$2.5 – 3.0 million

Capital Expenditure	$3.0 – 3.5 million

Note - Burn Rate-Cash outlays included:

•Rent for transponder, Internet bandwidth, and DDN

•Salary expense

•Marketing and sales expense

•R&D expense

•Other operating expenses

•Includes partial repayment of bank loan

•$Hub upgrade

Power Industry

•                  Weida is positioned to penetrate into 16 of the 31 municipal cities, provinces and autonomous regions in China in CY 2005.

North	South
Beijing Power *	Guizhou Power
Hebei Power *	Anhui Power
Helongjiang Power	Fujian Power
Sha’nxi Power	Guangxi Power
Neimeng Power*	Henan Power
Liaoning Power*	Sichuan Power
Qinghai Power*
Xinjiang Power*
Gansu Power *
Shangdong Power*

* Represents Closed Business

Emergency Communication Clients

•                  Selected by the State Forestry Administration of China as the designated service provider of its nationwide emergency communication system

•                  Selected by Shenyang Water for emergency applications in flood monitoring and recovery (city)

•                  1 fixed satellite communication station

•                  2 mobile stations

•                  1 vehicle mounted communication station

•                  Weida’s clients are primarily government agencies

•                  Provincial Fire Departments of Different Cities

•                  State Forestry Administration

•                  State Production Safety Administration

•                  Ministry of Land Resources

Oil & Gas Industry

•                  Initially, Sinopec and China Petrol customers will come from local subsidiaries of the 2 companies.

•                  Sinopec started to explore VSAT technology (600 trial sites this year including: refineries, lubricant production facilities and gas stations, rolling out to 2000-3000 sites within 3 years)

•                  Weida has been invited to participate in trials in Yunan province

Banking VSAT Application:
Driven by Banks Reliability Requirement

•                  Service is the key to compete after WTO, and banks demand uninterrupted networks

•                  The average annual failure rate of the current bank DDN network (fixed leased line) is 10%

•                  Satellite backup systems is in place from headquarters to provincial branches with internal networks, but not yet from branches to sub-branches

•                  The People’s Bank of China (China’s central bank) requires banks to use 3rd-party services providers for backup systems

•                  At the end of 2003, satellite networks have provided coverage for some of the provincial headquarters and tier 1 branches of the four state-owned banks

•                  Satellite redundancy systems are required for foreign owned banks. This need will become consistent with Chinese owned banks

•                  Weida has signed Strategic Cooperation Agreement with China Telecom, the largest fixed line service provider in China, aimed to provide backup services for banks and other institutions.

China Telecom: Corporate Services including Banking Industry

•                  China Telecom: Signed contract for disaster recovery program, back-up system, and internet services

•                  Joint sales activities started

•                  Focusing on providing corporate services

•                  First contract signed with 15 terminals installed for west-to-east gas pipeline, 34 additional terminals projected for calendar 2005

Market Segment Focus

Targets (Number of terminal)

	Market segments	2005	2006
	Power	310	900
	Regular terminal	75	400
Emergency	Vehicle	2	6
	Mobile terminal	10	40
	Xinjiang	120	400
	Oil	50	320
	Universal service	15	200
	Government networks	30	200
	Banking	40	160

Power Industry: Growth and Shortage

•                  The development of the power industry is a prerequisite to China’s economic growth

•                  From 2005 - 2007, China’s power industry is projected to grow 7 to 9%

•                  Average annual investment in construction of transmission network exceeds 100 billion RMB/year.

•                  Power shortage started in 2003 and deteriorated in 2004

•                  More than 20,000 transformer stations needs to be upgraded for automation

[CHART]

Data source: National Bureau of Statistics / Year book of China’s Power Industry

Transformer Stations Automation Driving VSAT Demand

•Increasing investment in power generation	• Transformer station automation is a key part of IT development for power industry
• “Unattendance” is a prerequisite
•Power shortage requiring better transmission and allocations	• Achieve “unattendance” through the “5 remotes”: remote measure, remote operation, remote control, remote messaging and remote viewing	Demand for VSAT
• Communication methods
•Power transmission companies are relying on IT to improve service and competitiveness	• VSAT • Carrier wave • Micro wave • Fiber

Emergency Communication; Driven by Natural Disasters and Safety Problems

Natural Disasters:

Earthquake, Forest Fire, Flood

•                  Annual direct economic losses 3%-5% of GDP in the past 40 years

•                  Affects 200 million people each year, leading to annual losses over 100 billion RMB in 2003

Production Safety:

Coal mine, Oil field, Mining….

•                  General mining industries are lacking the capability to quickly respond to production related accidents

•                  VSAT provides an ideal solution

Source: State production safety administration

Emergency Communication with VSAT:
Driven by Government Agency Initiatives

•Natural disaster recovery and relief	Mobile VSAT Stations (Communication Trucks or Mobil VSAT Terminals)	State Adm of Forestry
•Remote fire fighting commanding
•Forest fire surveillance		State Bureau of Safety
•Landslides monitoring and controlling
Ministry of Land Resource
•Coal mine safety surveillance
•Post-accident recoveries and relief		State Bureau of Earthquake
•Safety Inspection
Ministry of Water Resources
• Emergency Communication as key part of the government agency initiatives
• Voice, data, video, and video-conferencing functions needed		Bureau of Environmental Protection
• Mobility (Communication Trucks or Mobile Terminals) required

Oil & Gas VSAT: More Roads and More Cars

•                  Aug. 2004, the length of highway in China exceeded 30,000km, ranking #2 in the world

•                  By 2005, with an annual increase of 56,000 km, the total length of express ways in China will reach 1,95 million km, including 35,000 km of highway and 30,000 km of class I&II local express way.

•                  Total number of Vehicles reaching 30 million in 2004

•                  Privately owned vehicles increasing 15 – 25% annually in the past years, reaching 15 million in 2004

[CHART]

Gas Station VSAT Solutions:
Driven by Sinopec & ChinaPetro IT Initiatives

•                  June 2000, Sinopec completed the first phase of gas sales information management system, covering Sinopec HQ, 19 provinces, 250 districts and 1400 counties.

•                  In 2003, Sinopec launched ERP initiative to accelerate its IT deployment.

•                  Chinapetro is upgrading its management IT system to support the newly formulated investment return focused strategy.

•                  Primary application of VSAT in the oil industry is to provide data transmission

•                  Weida, through contracts with China Telecom provides satellite links for Chinapetro’s West-East Natural Gas Transportation Project

Banking: Growing Competition & Growing IT Investments

•                  Year 2004, Government accelerated the reform of state-owned banks

•                  By Oct, 2003, 62 foreign banks from 19 countries and regions set up 191 subsidiaries and 211 representative offices

•                  Fastest growing segment of Bank IT investment is in the service sector

•                  Backup systems support

Chinese Banking Industry IT Investment (in 00’s million RMB) 2001-2004

[CHART]

Growth Drivers for Second Half CY 2005

•                  Fundamental Drivers

•                  Industry Initiatives

•                  Remote Control for (Power) distribution systems

•                  Growing need for emergency communications

•                  Gas stations data transmit (oil-companies)

•                  Universal service market (MII)

•                  Data back-up (Banking industry)

•                  New Technologies

•                  Weida ‘s IP based inexpensive technologies solutions

•                  Emergency response needs in justice, forest, and water resource management

•                  Outsourcing requirement

•                  Outdated Governmental and SOE Networks

•                  Increasing pressure for upgrading and outsourcing

•                  Focused Sales and Marketing Activities

•                  Marketing activities in power sector, Xinjiang Province and emergency communications

•                  Developing other opportunities for CY 05/FY06 growth (banking, oil & gas, universal services)